SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report: December 17, 2004
---------------------------------
(Date of earliest event reported)

                    Banc of America Commercial Mortgage Inc.
(as depositor under the Pooling and Servicing Agreement, dated as of November 1,
    2004, relating to the Banc of America Commercial Mortgage Inc. Commercial
               Mortgage Pass-Through Certificates, Series 2004-5)
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            (Exact name of registrant as specified in its charter)

   Delaware                     333-89322-08                     56-1950039
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(State or Other                 (Commission                   (I.R.S. Employer
Jurisdiction of                 File Number)                 Identification No.)
Incorporation)

214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina        28255
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            (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (704) 386-8509

Item 8.01. Other Events.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement, dated as of November 1, 2004 (the "Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc. (the "Company"), as depositor, Bank of America, N.A., as master servicer, Lennar Partners, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and REMIC administrator. The Pooling and Servicing Agreement governs the Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2004-5 (the "Certificates"), including the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-J, Class A-1A, Class XP, Class B, Class C and Class D Certificates (the "Publicly Offered Certificates"), which were issued on November 23, 2004 with an aggregate principal balance as of November 1, 2004 of $1,254,861,000. The Publicly Offered Certificates were sold to by Banc of America Securities LLC ("BAS"), Deutsche Bank Securities Inc. ("Deutsche Bank"), Citigroup Global Markets Inc. ("Citigroup"), Goldman, Sachs and Co. ("Goldman Sachs") and J.P. Morgan Securities Inc. ("JPMorgan") (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated November 8, 2004, among BAS, Deutsche Bank, Citigroup, Goldman Sachs and JPMorgan, as underwriters, and the Company.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft LLP, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

            Attached as Exhibit 99.1 is the Mortgage Loan Purchase and Sale Agreement dated as of November 23, 2004, by and between Bank of America, N.A. ("Bank of America") and the Company (the "Bank of America Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.2 is the Mortgage Loan Purchase and Sale Agreement dated as of November 23, 2004, by and between German American Capital Corporation ("GACC") and the Company (the "GACC Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.3 is the Mortgage Loan Purchase and Sale Agreement dated as of November 23, 2004, by and between General Electric Capital Corporation ("GECC") and the Company (the "GECC Mortgage Loan Purchase and Sale Agreement").

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 4         Pooling and Servicing Agreement

Exhibit 8         Tax Matters Opinion

Exhibit 99.1      Bank of America Mortgage Loan Purchase and Sale Agreement

Exhibit 99.2      GACC Mortgage Loan Purchase and Sale Agreement

Exhibit 99.3      GECC Mortgage Loan Purchase and Sale Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                        By: /s/ Nidhi Kapila
                                            ------------------------------------
                                            Name:  Nidhi Kapila
                                            Title: Vice President

Date: December 17, 2004

                                  Exhibit Index

Item 601(a) of Regulation                                        Paper (P) or
     S-K Exhibit No.         Description                         Electronic (E)
-------------------------    -------------------------------     --------------

            4                Pooling and Servicing Agreement     E

            8                Tax Matters Opinion                 E

          99.1               Bank of America Mortgage Loan       E
                             Purchase and Sale Agreement

          99.2               GACC Mortgage Loan Purchase and     E
                             Sale Agreement

          99.3               GECC Mortgage Loan Purchase and     E
                             Sale Agreement